UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report
(Date of earliest event reported)
August 23, 2004

Vitran Corporation Inc.

(Exact name of registrant as specified in its charter)

CANADA	000-26256	Not applicable

(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation)

185 The West Mall, Suite 701, Toronto, Ontario, Canada	M9C 5L5

(Address of principal executive offices)	(Zip code)

416-596-7664

(Registrant’s telephone number,
including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Appointment of Principal Officers.

The Vice President Finance and Chief Financial Officer of the Registrant, Kevin Glass resigned on August 19, 2004.

On August 23, 2004 the Registrant appointed Sean Washchuk, age 32, to the position of Vice President Finance and Chief Financial Officer. Sean Washchuk was employed as the Registrant’s Corporate Controller for the past five years.

On August 23, 2004 the Registrant issued the press release attached hereto as Exhibit 99.1, and such press release is incorporated in its entirety by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

VITRAN CORPORATION INC.
Date: August 23, 2004	By:	/s/ Kevin Glass
		Name:	Kevin Glass
		Title:	Vice President Finance and Chief Financial Officer

EXHIBIT INDEX

Exhibit	Description of Exhibit
99.1	Vitran Promotes Sean Washchuk to Chief Financial Officer